Federated Hermes Institutional Money Market Management
A Portfolio of Federated Hermes Money Market Obligations Trust

INSTITUTIONAL SHARES (TICKER MMPXX)
CAPITAL SHARES (TICKER MMLXX)
EAGLE SHARES (TICKER MMMXX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2023.
On February 15, 2024, the Board of Trustees (the “Board”) of Federated Hermes Money Market Obligations Trust approved a Plan of Liquidation (the “Plan”) for the Federated Hermes Institutional Money Market Management (the “Fund”) pursuant to which the Fund will be liquidated on or about July 12, 2024 (the “Liquidation” or the “Liquidation Date”).
In approving the Liquidation, the Board determined the Liquidation is in the best interests of the Fund and its shareholders. Accordingly, the Fund’s investment adviser will take all action necessary to liquidate, dissolve, and wind up the affairs of the Fund. The Fund may not follow its investment objective and strategies as it moves toward more liquid securities and/or cash in preparation for the Liquidation. It is anticipated that the Fund’s portfolio will be converted into cash or cash equivalents on or prior to the Liquidation Date.
Effective on or about June 14, 2024, the Fund will be closed to new accounts and new investments (excluding reinvestments of dividends). Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemptions shall follow the procedures set forth in the Plan.
Capital gains, if any, will be distributed to shareholders prior to the Liquidation. Final dividends, if any, will be distributed with the Liquidation proceeds.
At any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus. Exchanges between the Fund and another Federated Hermes fund are not permitted.
The Liquidation of the Fund will be a recognition event for tax purposes. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
March 25, 2024

Federated Hermes Institutional Money Market Management
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456743 (3/24)
© 2024 Federated Hermes, Inc.